Exhibit 10.2


                                                                 EXECUTION COPY

                                   $55,000,000
            New York State Energy Research and Development Authority
                          Gas Facilities Revenue Bonds
(The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York Project),
                                  2005 Series B



                             -----------------------
                             BOND PURCHASE AGREEMENT
                             -----------------------

                                October 26, 2005



New York State Energy Research and Development Authority
17 Columbia Circle
Albany, New York  12203-6399

The Brooklyn Union Gas Company
d/b/a KeySpan Energy Delivery New York
One MetroTech Center
Brooklyn, New York  11201-3851

Ladies and Gentlemen:

     Goldman, Sachs & Co., BNY Capital Markets, Inc., Sovereign Securities Corporation, LLC and The Williams Capital Group, L.P. (each, an "Underwriter" and collectively, the "Underwriters") offer to enter into the following agreement with New York State Energy Research and Development Authority (the "Authority") and The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York (the "Company"), which, upon acceptance of this Bond Purchase Agreement (the "Bond Purchase Agreement") by the Authority and by the Company, will be binding upon the Authority, the Company and the Underwriters. This offer is made subject to acceptance of this Bond Purchase Agreement by the Authority and the Company on or before 4:00 P.M. New York time on the date hereof, and if not so accepted, will be subject to withdrawal by the Underwriters upon notice delivered to your offices, at any time prior to the acceptance hereof by the Authority and the Company. Terms used in the Bond Purchase Agreement but not defined herein shall have the meanings assigned to them in the Indenture (as hereinafter defined).

1.       Background

     Per the request of the Company, the Authority has agreed to issue $55,000,000 aggregate principal amount of Gas Facilities Revenue Bonds (The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York Project), 2005 Series B (the "Bonds"), for the purpose of refunding the Authority's $55,000,000 outstanding principal amount of Gas Facilities Revenue Bonds, Series C (The


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Brooklyn Union Gas Company  Project) (the "Prior  Bonds").  The Prior Bonds were previously  issued to  provide  all or part of the  funds  for the  acquisition,
construction,   and  installation  (or  any  combination   thereof)  of  certain
facilities for the local furnishing of gas.

     The Bonds shall be issued under and secured by an indenture of trust dated as of November 1, 2005 (the "Indenture") between the Authority and Citibank, N.A., as trustee (the "Trustee"), and pursuant to a bond resolution of the Authority, Resolution No. 1094 adopted September 19, 2005 (the "Resolution"). In connection with the issuance of the Bonds, the Authority and the Company will enter into a participation agreement related to the Bonds dated as of November 1, 2005 (the "Participation Agreement") pursuant to which the Company proposes to issue a promissory note, substantially in the form attached to the Participation Agreement, to evidence the obligation of the Company to the Authority to repay the advance of the proceeds of the Bonds (the "Company Note"). In addition, the Trustee will enter into an Auction Agency Agreement (the "Auction Agreement"), which the Company will acknowledge and agree to, relating to the Bonds, dated as of November 1, 2005, with The Bank of New York as Auction Agent (the "Auction Agent"), providing, among other things, that the Auction Agent will follow certain auction procedures (each implementation thereof, an "Auction") for the purpose of determining the rate of interest which the Bonds will bear when such rate is to be determined by an Auction. The Company and the Auction Agent will also enter into a separate Broker-Dealer Agreement with respect to the Bonds with each of Goldman, Sachs & Co. and BNY Capital Markets, Inc. (each, a "Broker-Dealer" and collectively, the
"Broker-Dealers"), each dated as of November 1, 2005 (collectively, the "Broker-Dealer Agreements"). On the Closing Date (as defined in Section 7 hereof), the Company will also execute a Rule 15c2-12(b)(5) continuing disclosure certificate, dated the Closing Date relating to the Bonds (the "Company's Disclosure Certificate"). On and after the Closing Date, the payment of the regularly scheduled principal of, and interest on, the Bonds will be insured by a municipal bond new issue insurance policy (the "Support Facility", or the "Insurance Policy") issued by Financial Guaranty Insurance Company (the "Insurer").

     The Bonds will be limited obligations of the Authority payable solely out of revenues or other receipts, funds or moneys pledged therefor under the Indenture or from the proceeds of the Support Facility.

     2. Purchase and Sale of Bonds. Subject to the terms and conditions of this Bond Purchase Agreement, on the Closing Date, the Underwriters will purchase $55,000,000 aggregate principal amount of the Bonds from the Company at a price of 100% of the principal amount thereof. The Underwriters will be paid a fee of $192,500 by the Company on the Closing Date.

     The Underwriters will take up and pay for all of the Bonds to be purchased by it if any are taken. The Underwriters will initially reoffer the Bonds purchased by them to the public at a price of 100% of the par amount thereof. The purchase will be made by the delivery of immediately available funds through the facilities of The Depository Trust Company in New York, New York.


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     3. Official  Statement and Compliance with Rule 15c2-12.  The Authority and the Company have made available to the Underwriters an official statement dated October 19, 2005, including (i) an appendix consisting of financial and other information in respect of the Company (the "Company Appendix"), (ii) an appendix consisting of the form of approving opinion of Hawkins Delafield & Wood LLP, Bond Counsel to the Authority to be delivered upon the issuance of the Bonds (the "Opinion Appendix"), (iii) an appendix consisting of a copy of a form of the Insurance Policy of the Insurer (the "Policy Appendix"), (iv) an appendix consisting of a summary of the procedures to be used in conducting Auctions (the "Procedures Appendix") and (v) an appendix consisting of a form of the Company's Disclosure Certificate (the "Disclosure Certificate Appendix" and, together with the Company Appendix, the Opinion Appendix, the Policy Appendix and the Procedures Appendix, the "Appendices"). Such Official Statement, together with the Appendices, and any supplements and amendments to such Official Statement or the Company Appendix, is hereinafter called the "Official Statement."

     For a period of time extending to the end of the underwriting period for the Bonds, the Company will make available to the Underwriters such number of copies of the Official Statement as the Underwriters shall reasonably request in order to comply with paragraph (b)(4) of Rule 15c2-12 and the rules of the Municipal Securities Rulemaking Board. The "end of the underwriting period" shall have the meaning given to such term in paragraph (f)(2) of Rule 15c2-12 promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Underwriters will promptly advise the Authority and the Company of the date they believe the underwriting period for the Bonds has ended (which in the absence of such advice shall be deemed to be the Closing Date), and until and unless it shall be determined by the Underwriters that the underwriting period has ended on a different date, such date shall be deemed the end of the underwriting period for purposes of this Bond Purchase Agreement.

     The Authority hereby represents and warrants to the Underwriters that the information contained in the Official Statement is complete as of the date delivered to the Underwriters, within the meaning of paragraph (f)(3) of Rule 15c2-12, except for the following information:

     (i) under the heading "THE AUCTION RATE BONDS--Securities Depository" concerning The Depository Trust Company ("DTC") and its book-entry system ("DTC Information");

     (ii) under the heading "INTRODUCTORY STATEMENT" in the last paragraph;

     (iii) under  the  headings   "THE  PROJECT"  and   "CONTINUING   DISCLOSURE
          CERTIFICATE";

     (iv) in the Company Appendix ("Company Information");

     (v) under the heading "UNDERWRITING" in the second paragraph and on the inside cover page in the last paragraph ("Underwriters Information");


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     (vi) under the heading  "THE  AUCTION  RATE  BONDS--Special  Considerations
          Relating to the Auction Rate Bonds Bearing Interest at Auction Period Rates"; and

     (vii) in the Policy Appendix and under the headings "THE INSURANCE AGREEMENT" and "THE INSURANCE POLICY" ("Insurer Information").

     The Company hereby represents and warrants to the Underwriters that the information contained in the Official Statement, other than the Authority
Information (as defined in Section 5(l) hereof), the DTC Information, the Underwriters Information, the Insurer Information, and the Opinion Appendix, is complete as of the date delivered to the Underwriters, within the meaning of paragraph (f)(3)of Rule 15c2-12.

     The Authority and the Company confirm that, as of the date of the Official Statement, the Authority deemed the information in the Official Statement, other than the information referenced in subparagraphs (i) through (vi) above, and the Company deemed the information in the Official Statement, other than the Authority Information, the DTC Information, the Underwriters Information and the Insurer Information, to have been final as of the date delivered to the Underwriters (except for the omission of that information permitted to be omitted by Rule 15c2-12).

     The Underwriters agree to file the Official Statement and any amendments or supplements thereto before the end of the underwriting period with each of the "nationally recognized municipal securities information repositories" within the meaning of Rule 15c2-12 and to notify the Company and the Authority of the date of such filing.

     The Underwriters acknowledge that no financial statements or operating data concerning the Authority are to be included in the Official Statement, and that no undertaking to provide such information in the future will be required.

     The Authority and the Company hereby authorize the Indenture, the Participation Agreement and the Official Statement and the information contained therein to be used by the Underwriters, and ratify the use by the Underwriters prior to the date hereof of the Official Statement in connection with the offering and sale of the Bonds.

     4. Sale of all the Bonds; Offering. The Underwriters agree to make an offering of all of the Bonds at a price not in excess of the initial offering price, as set forth on the cover page of the Official Statement.

     5. Representations, Warranties, Covenants and Agreements of the Authority. The Authority, by its acceptance hereof, represents, warrants, covenants and agrees with the Underwriters and the Company as follows:

     (a) The Authority is a body corporate and politic, duly established and existing under the constitution and laws of the State of New York as a public benefit corporation, and is authorized by the provisions of the New York State Energy Research and Development Authority Act, Title 9 of Article 8 of the Public Authorities Law of the State of New York,


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          as amended  (the  "Act"),  (i) to offer,  issue,  sell and deliver the
          Bonds for the purposes specified in the Indenture, (ii) to secure the payment of the Bonds by causing the Company to deliver the Company Note to the Trustee and by pledging and assigning to the Trustee certain  of  the  rights  of the  Authority  under  the  Participation
          Agreement,   the  Company  Note,  the  Revenues  (as  defined  in  the
          Indenture) and the Tax Regulatory Agreement and (iii) subject to the granting or waiver of the Approvals, to enter into and perform its obligations under this Bond Purchase Agreement, the Bonds, the Participation Agreement, the Indenture, the Tax Regulatory Agreement and any other instrument or agreement to which the Authority is a party and which has been executed in connection with the transactions contemplated by the foregoing documents in order to accomplish the foregoing actions.

     (b) Subject to the granting or waiver of such approvals by the Governor of the State of New York, the Comptroller of the State of New York, the Commissioner of Taxation and Finance of the State of New York and the New York State Public Authorities Control Board (the "Approvals") as are required by law, including the Act, and as have not been granted or waived on the date hereof, the Authority has full power and authority to execute and deliver, to take all actions required or permitted to be taken by the Authority by or under, and to perform and observe the covenants and agreements on its part contained in, this Bond Purchase Agreement, the Bonds, the Participation Agreement, the Indenture, the Tax Regulatory Agreement and any other instrument or agreement relating thereto to which the Authority is a party, and the Authority has complied with all provisions of applicable law, including the Act, in all matters related to such actions. The Authority will use its best efforts to secure the Approvals.

     (c) The Authority has, on or before the date hereof, duly taken all action necessary to be taken by it or on its behalf prior to such date for:
          (i) the offering, sale and delivery of the Bonds upon the terms and conditions and for the purposes described herein and in the Official Statement, (ii) the adoption of the Resolution, (iii) the execution and delivery by it of the Indenture (including the pledge by the Authority of the amounts payable by the Company under the Participation Agreement and its interest in the Company Note), (iv) the execution, delivery and performance of this Bond Purchase
          Agreement, the Participation Agreement, the Indenture, the Tax Regulatory Agreement and any other instrument or agreement to which the Authority is a party and which has been or will be executed in connection with the transactions contemplated by the foregoing documents and the Official Statement, (v) the approval, execution, delivery and distribution of the Official Statement, and (vi) the carrying out, giving effect to, consummation and performance of the transactions and obligations contemplated hereby and by the Official Statement; provided that no representation is made with respect to compliance with the securities or "Blue Sky" laws of the various states of the United States. Executed counterparts of the Indenture, the Participation Agreement and the Tax Regulatory Agreement and three signed copies of the Official Statement will be delivered to the Underwriters by the Authority on the Closing Date.


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     (d)  This Bond  Purchase  Agreement has been duly executed and delivered by the Authority. The Resolution has been duly adopted by the Authority and is in full force and effect, and this Bond Purchase Agreement, the Participation Agreement, the Indenture, the Tax Regulatory Agreement
          and any other instrument or agreement to which the Authority is a party and which has been or will be executed in connection with the
          consummation  of  the  transactions   contemplated  by  the  foregoing
          documents, when duly executed and delivered by the parties thereto, will constitute valid and binding obligations of the Authority enforceable against the Authority in accordance with their respective terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or
          affecting  the   enforcement  of  creditors'   rights  or  contractual
          obligations   generally  or  by   principles  of  equity  or  judicial
          discretion.

     (e) Subject to the granting or waiver of the Approvals, the execution and delivery of the Official Statement, and the execution, delivery and performance by the Authority of this Bond Purchase Agreement, the Participation Agreement, the Bonds, the Indenture, the Tax Regulatory Agreement and any other instrument or agreement to which the Authority is a party and which has been or will be executed in connection with the consummation of the transactions contemplated by the foregoing documents, the compliance with the terms, conditions or provisions hereof and thereof, and the consummation of the transactions herein and therein contemplated do not and will not conflict with or constitute a breach of or a default under or result in a violation of
          (i) the Act,  (ii) any  agreement  or other  instrument  to which  the
          Authority is a party or by which the Authority or any of its properties is bound, or (iii) any constitutional or statutory provision or order, rule, regulation, decree or ordinance of any court, government or governmental authority having jurisdiction over the Authority or any of its properties.

     (f) On and as of the Closing Date, all authorizations, consents and approvals of, notices to, registrations or filings with, or actions in respect of any governmental body, agency or other instrumentality or court required to be obtained, given or taken on behalf of the Authority in connection with the execution, delivery and performance by the Authority of this Bond Purchase Agreement, the Bonds, the Participation Agreement, the Indenture, the Tax Regulatory Agreement and any other agreement or instrument to which the Authority is a party and which has been or will be executed in connection with consummation of the transactions contemplated by the foregoing documents, including, without limitation, the granting or waiver of the Approvals, will have been obtained, given or taken and will be in full force and effect, provided that no representation is made with respect to compliance with the securities or "Blue Sky" laws of the various states of the United States.

     (g) There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the best knowledge of the Authority, threatened against or affecting the Authority wherein an unfavorable decision, ruling or finding would


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          adversely  affect  (i)  the  validity  or  enforceability  of,  or the authority or ability of the Authority to perform its obligations under, this Bond Purchase Agreement, the Bonds, the Participation Agreement, the Indenture, the Tax Regulatory Agreement or any other agreement or instrument to which the Authority is a party and which has been or will be executed in connection with the consummation by the Authority of the transactions contemplated by the foregoing documents or (ii) the exclusion from gross income for Federal income tax purposes of interest on the Bonds afforded by Section 103 of the Internal Revenue Code of 1986, as amended.

     (h) On the Closing Date the Bonds will be duly authorized, executed, issued and delivered and constitute valid and binding limited obligations of the Authority enforceable in accordance with their terms and the terms of the Resolution and the Indenture and entitled to the benefits and security of the Indenture, the Participation Agreement, the Tax Regulatory Agreement, the Company Note and the Act, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors' rights or contractual obligations generally or by principles of equity or judicial discretion.

     (i) On and as of the Closing Date, the Bonds will be secured by a lien and a pledge of (1) the Revenues; (2) the Participation Agreement and the Company Note and all rights, remedies and interest of the Authority under the Participation Agreement and the Company Note and any other agreement relating to the Project (except the rights and interests of the Authority with respect to (a) administrative compensation, attorney's fees and indemnification, (b) the receipt of notices, opinions, reports, copies of instruments and other items of a similar nature required to be delivered to the Authority under the
          Participation Agreement, (c) granting approvals and consents and making determinations when required under the Participation Agreement,
          (d) making requests for information and inspections in accordance with the Participation Agreement, (e) Sections 4.03, 4.08 and 4.09 of the Participation Agreement and, insofar as the obligations of the Company under Section 4.07 relate to taxes and assessments imposed upon the Authority and not the Trustee, Section 4.12 thereof and (f) the right to amend the Participation Agreement); (3) the Tax Regulatory Agreement and all rights, remedies and interest of the Authority thereunder (subject to the reservation by the Authority of the right to enforce the obligations of the Company thereunder independently of the Trustee and subject to the provisions of the Tax Regulatory Agreement relating to the amendment thereof); (4) all other monies, rights and properties held by the Trustee or other depositary under the Indenture including, but only for the benefit of the persons specified in the Indenture, the proceeds of any draw, borrowing or payment under any Support Facility (other than the Insurance Policy) and the securities (and the interest, income and profits therefrom) in which such monies may from time to time be invested (exclusive of the proceeds of a Support Facility or the Rebate Fund); and (5) any and all other real or personal property of every nature from time to time by delivery or by writing of any kind specially mortgaged, pledged or hypothecated, as and for additional security under the Indenture, by the Company in favor of the Trustee or the Authority.


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     (j)  The Authority will cooperate with the  Underwriters  and their counsel in the qualification of the Bonds for offering and sale and the determination of the eligibility of the Bonds for investment under the laws of such jurisdictions as the Underwriters shall designate and to continue any such qualification in effect so long as required for the distribution of the Bonds by the Underwriters, provided that the Authority shall not be required to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject. It is understood that the Authority is not responsible for compliance with or the consequences of the failure to comply with the securities or "Blue Sky" laws of the various states of the United States.

     (k) The Authority is not in default in the payment of principal of, premium, if any, or interest on any bonds or notes and, other than the Indenture, the Authority has not entered into any contract or arrangement of any kind which might give rise to any lien or encumbrance on the assets, funds and interests pledged pursuant to, or subject to the lien of, the Indenture.

     (l) The information contained under the heading "THE AUTHORITY" ("Authority Information") in the Official Statement is, and as of the Closing Date will be, true and correct and does not and will not contain any untrue or incorrect statement, or misleading statement, of a material fact and does not and will not omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     (m) Any certificate authorized by resolution of the Authority, signed by any authorized official or officials of the Authority and delivered to the Underwriters or the Company, shall be deemed a representation by the Authority to the Underwriters or the Company, as the case may be, as to the statements made therein.

     (n) The Authority will take or cause to be taken such other action as may reasonably be required on its part to consummate the transactions contemplated by this Bond Purchase Agreement, the Bonds, the Indenture, the Tax Regulatory Agreement, and the Participation Agreement.

     (o) Until the end of the underwriting period, the Authority will advise the Company and the Underwriters promptly (i) of the institution of any legal or regulatory proceedings affecting the Authority of which the Authority has knowledge affecting the use of the Official Statement in connection with the offer and sale of the Bonds and (ii) if the Authority believes that the Authority Information is not true or correct, contains any untrue or incorrect statement or misleading statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.


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     6.  Representations,  Warranties,  Covenants and Agreements of the Company.
The Company, by its acceptance hereof, represents, warrants, covenants and agrees with the Underwriters and the Authority as follows:

     (a) The Company has been duly incorporated and is in good standing under the laws of the State of New York, is qualified to do business in the State of New York and in every other jurisdiction where the nature of its business requires it to be so qualified, is not required to be qualified to do business in any other jurisdiction, has corporate power and authority to own its properties and to conduct its business and, except as described in the Official Statement, possesses all material licenses and approvals necessary for the conduct of its business as described in the Official Statement;

     (b) The Company has corporate power and authority to execute and deliver, to take all actions required or permitted to be taken by the Company by or under, and to perform its obligations and observe the covenants and agreements on its part contained in, and to engage in the transactions contemplated on its part by, this Bond Purchase Agreement, the Auction Agreement, the Broker-Dealer Agreement, the Remarketing Agreement, the Company's Disclosure Certificate, the Participation Agreement, the Insurance Agreement, the Company Note and the Tax Regulatory Agreement;

     (c) The Company has, on or before the date hereof, duly taken all action necessary to be taken by it prior to such date for the authorization of: (i) the execution, delivery and performance by the Company of this Bond Purchase Agreement, the Participation Agreement, the Company Note, the Tax Regulatory Agreement, the Insurance Agreement, the Auction Agreement, the Broker-Dealer Agreement, the Remarketing Agreement and the Company's Disclosure Certificate and (ii) the carrying out, giving effect to, consummation and performance by the Company of the transactions and obligations contemplated hereby, thereby and by the Official Statement; provided, that no representation is made with respect to compliance with the securities or "Blue Sky" laws of the various states of the United States;

     (d) This Bond Purchase Agreement has been duly executed and delivered by the Company. This Bond Purchase Agreement, the Participation Agreement, the Company Note, the Tax Regulatory Agreement, the Insurance Agreement, the Auction Agreement, the Broker-Dealer
          Agreement, the Remarketing Agreement and the Company's Disclosure Certificate when duly executed and delivered by the parties thereto, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors' rights or contractual obligations generally or by principles of equity or judicial discretion and except as rights of indemnification or contribution under this Bond Purchase Agreement may be limited by applicable securities laws or principles of public policy and except as indemnification provisions of this Bond Purchase Agreement purport to indemnify the Authority or the Underwriters against their own gross negligence or willful misconduct;

     (e) The execution and delivery by the Company of this Bond Purchase Agreement, the Participation Agreement, the Company Note, the Tax Regulatory Agreement, the Insurance Agreement, the Auction Agreement, the Broker-Dealer Agreement, the Remarketing Agreement and the Company's Disclosure Certificate, the compliance by the Company with the terms, conditions or provisions hereof and thereof, and the consummation by the Company of the transactions contemplated herein and therein do not and will not violate any existing law or any material regulation, rule, order, writ, injunction or decree of any court, Federal or state regulatory body, administrative agency or other governmental body applicable to the Company, or contravene the Certificate of Incorporation or by-laws of the Company, or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any material mortgage, indenture, agreement or instrument to which the Company is a party or by which it or any of its properties is bound or result in the creation or imposition of any mortgage, lien, charge or other security interest or encumbrance of any nature whatsoever upon any of the properties or assets of the Company other than any liens, charges, security interests or encumbrances created, permitted or contemplated by the Participation Agreement or the Company Note;

     (f) On and as of the Closing Date, all authorizations, consents and approvals of, notices to, registrations or filings with, or actions in respect of, any governmental body, agency, regulatory authority or other instrumentality or court required to be obtained, given or taken on behalf of the Company in connection with the offering and sale of the Bonds, the procurement of the Insurance Policy and the execution, delivery and performance by the Company of this Bond Purchase Agreement, the Participation Agreement, the Company Note, the Tax Regulatory Agreement, the Insurance Agreement, the Auction Agreement, the Broker-Dealer Agreement, the Remarketing Agreement and the Company's Disclosure Certificate, including, without limitation, orders of the Public Service Commission of the State of New York with respect to the issuance of the Company Note and the execution and delivery by the Company of the Participation Agreement, will have been obtained, given or taken and will be in full force and effect, provided that no representation is made with respect to compliance with the securities or "Blue Sky" laws of the various states of the United States;

     (g) Except as stated in the Official Statement, there is no action, suit, proceeding, inquiry or investigation at law or in equity or before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, or to the best knowledge of the Company, any basis therefor, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other) or results of operations of the Company or the transactions contemplated by this Bond Purchase Agreement or by the Participation Agreement, the Company Note, the Indenture, the Tax Regulatory Agreement, the Insurance

          Policy, the Insurance Agreement, the Auction Agreement, the Broker-Dealer Agreement, the Remarketing Agreement, or the Company's Disclosure Certificate, or which would adversely affect the validity or enforceability of the Bonds or the Indenture, or the authority or ability of the Company to perform its obligations under, this Bond Purchase Agreement, the Participation Agreement, the Company Note, the Tax Regulatory Agreement, the Insurance Agreement, the Auction Agreement, the Broker-Dealer Agreement, the Remarketing Agreement or the Company's Disclosure Certificate;

     (h) The Company is not in default under any indenture or other agreement or instrument governing outstanding indebtedness issued by the Company, nor has any event occurred and is continuing which with notice or the passage of time or both would constitute a default under any such document, and the Company is in compliance with all prior undertakings pursuant to Rule 15c2-12(b)(5);

     (i) The financial statements included as part of the Company Appendix present fairly the financial position, results of operation and cash flows of the Company at the respective dates and for the respective periods indicated, all in conformity with generally accepted accounting principles applied (except as otherwise noted) on a consistent basis throughout the periods involved. The Company has no material contingent obligation which is not disclosed in the Company Appendix;

     (j) The Bonds, the Indenture, the Participation Agreement, the Company Note, the Project, the Tax Regulatory Agreement, the Insurance Policy, the Insurance Agreement, the Auction Agreement, the Broker-Dealer Agreement, the Remarketing Agreement and the Company's Disclosure Certificate conform to the descriptions thereof or statements in respect thereof in the Official Statement;

     (k) Except as reflected in or contemplated by the Official Statement, subsequent to the dates as of which information is given in the Official Statement and prior to the date hereof there has been no material adverse change in the properties, business, condition (financial or other) or results of operations of the Company, whether or not arising from transactions in the ordinary course of business;

     (l) The Company will apply the proceeds of the Bonds in a manner that is consistent with the Indenture, the Participation Agreement and the Tax Regulatory Agreement and not take or omit to take any action which action or omission (i) would in any way cause the proceeds from the sale of the Bonds to be applied in a manner contrary to that provided for in the Indenture, the Participation Agreement and the Tax Regulatory Agreement or (ii) would result in a breach of the covenants contained in Section 5.04 of the Participation Agreement;

     (m) The Company will cooperate with the Underwriters and their counsel in the arrangements for the qualification of the Bonds for offering and sale and the determination of the eligibility of the Bonds for investment under the laws of such jurisdictions as the Underwriters shall designate and will cooperate in the continuation of any such qualifications in effect so long as required for the distribution of the Bonds by the Underwriters, provided that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject. It is understood that the Company is not responsible for compliance with or the consequences of failure to comply with the securities or "Blue Sky" laws of the various states of the United States;

     (n) The descriptions and information contained in the Official Statement is, and as of the Closing Date will be, true and correct and does not, and as of the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, provided that no representation is made with respect to the Authority Information, the DTC Information, the Underwriters Information, the Insurer Information or the Opinion Appendix, or any statements in or omissions from the Official Statement under the heading "TAX MATTERS." Until the end of the underwriting period, the Company will advise the Authority and the Underwriters promptly if the Company believes that the information contained in the Official Statement contains any untrue or incorrect statement or misleading statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If at any time from the date hereof until 90 days following the end of the underwriting period, when, in the opinion of the Underwriters, the Official Statement should be delivered in connection with the sale of the Bonds, any event occurs as a result of which, if the event relates to the Company, in the opinion of counsel to the Company or the Underwriters, the Official Statement as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company will cooperate with the Underwriters in preparing an amendment or supplement which will correct such statement or omission;

     (o) The Company will furnish or cause to be furnished to the Underwriters copies of the Indenture, the Participation Agreement, the Tax Regulatory Agreement, the Insurance Agreement, the Auction Agreement, the Broker-Dealer Agreement, the Remarketing Agreement, the Company's Disclosure Certificate and the Official Statement and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriters may reasonably request;

     (p) The Company will not amend or supplement the Official Statement without the consent of the Underwriters and the Authority;

     (q) The Company will advise the Authority and the Underwriters promptly of the institution of any legal or regulatory proceedings of which the Company has knowledge affecting the use of the Official Statement in connection with the offer and sale of the Bonds;

     (r) Any certificate authorized by resolution of the Company, signed by any authorized officer or officers of the Company and delivered to the Authority or the Underwriters, shall be deemed a representation by the Company to the Authority or the Underwriters, as the case may be, as to the statements made therein;

     (s) The Insurance Policy will be in full force and effect on the Closing Date; and

     (t) The Company will undertake, pursuant to the Company's Disclosure Certificate to provide certain annual financial information and notices of the occurrence of certain events, if material. A form of the Company's Disclosure Certificate is set forth in the Disclosure Certificate Appendix to the Official Statement.

     7. Closing. At 10:00 A.M., New York time, on November 1, 2005, or on such other date as shall be agreed upon in writing by the Authority, the Company and the Underwriters (the "Closing Date"), the Company will instruct DTC to credit the Bonds to the account of, or as otherwise instructed by, the Underwriters and upon receipt of the other documents hereinafter mentioned, the Underwriters will accept such delivery and pay the purchase price of the Bonds as set forth in
Section 2 hereof, by wire transfer of immediately available funds to the Trustee. Acceptance of each delivery and payment as aforesaid shall be made at the office of Hawkins Delafield & Wood LLP, 67 Wall Street, New York, New York. The Bonds shall be in definitive form, bearing CUSIP numbers and shall be registered in the name of Cede & Co.

     8. Conditions of Closing. The obligation of the Underwriters to purchase and pay for the Bonds on the Closing Date shall be subject to the due performance by the Authority and the Company of their respective obligations to be performed under this Bond Purchase Agreement prior to or on the Closing Date, and the accuracy of the respective representations and warranties of the Authority and the Company contained herein, as of the date hereof and as of the Closing Date, and shall also be subject to the following additional conditions:

     (a) The Resolution shall have been duly adopted and the Official Statement, the Bonds, the Indenture, the Participation Agreement, the Company Note, the Tax Regulatory Agreement, the Insurance Policy, the Auction Agreement, the Broker-Dealer Agreement, the Remarketing Agreement and the Company's Disclosure Certificate shall have been duly authorized, executed and delivered, and each of the foregoing shall be in full force and effect and shall not have been amended, modified or supplemented except as may have been mutually agreed to by the Underwriters.

     (b) Subsequent to the acceptance of this Bond Purchase Agreement by the Authority and the Company:

          (i) There shall not have occurred any material event in or affecting particularly the business or properties of the Company which, in the reasonable judgment of the Underwriters, materially impairs the investment quality of the Bonds;

          (ii) The marketability of the Bonds or the market price thereof shall not, in the reasonable judgment of the Underwriters, have been materially and adversely affected by reason of:

               (A) legislation introduced in or passed by the House of Representatives or the Senate of the Congress of the United States, or recommended to the Congress of the United States for passage by the President of the United States or favorably reported for passage to either the House of Representatives or the Senate by any committee of either such body to which such legislation has been referred for consideration, or

               (B) a decision rendered by a court established under Article III of the Constitution of the United States, or the Tax Court of the United States, or a New York court, or

               (C) a ruling, regulation, order or release made or proposed by the Treasury Department of the United States or the Internal Revenue Service,

          in each such case with the purpose or effect, directly or indirectly, of imposing Federal or New York State or local income taxation, or the occurrence of any other event which results in the imposition of Federal or New York State or local income taxation, upon revenues or other income to be derived by the Authority or upon interest received on obligations of the general character of the Bonds, which fails to exempt interest on bonds of the specific character of the Bonds;

          (iii) Moody's Investors Service, Inc., Standard & Poor's Ratings Services or Fitch Ratings (each a "Rating Agency" and together, the "Rating Agencies") shall not have:

               (A) downgraded or withdrawn the rating of any security of the Company or the Insurer, or

               (B) issued an adverse credit report of which the Company or the Insurer is the subject or publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's or the Insurer's debt securities which, in any such case, in the reasonable opinion of the Underwriters, materially adversely affects the market price of the Bonds.

          (iv) No proceeding shall be pending or threatened by the Commission against the Company and trading in any securities of the Company shall not have been suspended on any national securities exchange;

          (v) No order, decree or injunction of any court of competent jurisdiction, nor any order, ruling, regulation or administrative proceeding by the Commission or any other governmental body or board, shall have been issued or commenced, nor shall any legislation have been enacted, to the effect that the offering, sale or delivery of the Bonds as contemplated hereby or by the Official Statement is or would be in violation of any provision of the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act or the Trust Indenture Act of 1939, as amended, or with the purpose or effect of prohibiting the offering or sale of the Bonds as contemplated hereby or by the Official Statement or of obligations of the general character of the Bonds, or the execution or performance of the Participation Agreement, the
               Indenture, the Company Note, the Tax Regulatory Agreement, the Insurance Policy, the Auction Agreement, the Broker-Dealer Agreement or the Company's Disclosure Certificate, in accordance with their respective terms;

          (vi) No legislation, ordinance, rule or regulation shall have been introduced in, or enacted by, any governmental body, department or agency in the State of New York, nor shall a decision by any court of competent jurisdiction within the State of New York have been rendered, nor shall any Federal or New York State or municipal executive order have been issued, which, in the reasonable opinion of the Underwriters, would have a material adverse effect on the market price of the Bonds; and

          (vii) There shall not have occurred any event that (i) makes untrue or incorrect any statement or information of a material fact contained in the Official Statement; or (ii) is not included in the Official Statement but should be included therein in order to make the statements and information contained therein, in light of the circumstances under which they were made not misleading.

     (c) The marketability of the Bonds shall not, in the reasonable judgment of the Underwriters, be adversely affected by reason of (i) the occurrence of a general suspension of trading, minimum or maximum prices for trading shall have been fixed and be in force or maximum ranges or prices for securities shall have been required and be in force on the New York Stock Exchange or the imposition of additional material restrictions not in force as of the date hereof upon trading in securities generally by any governmental authority; (ii) the imposition by the New York Stock Exchange, or any governmental authority, as to the Bonds or similar obligations, of any material restrictions not now in force or increasing materially those now in force with respect to the extension of credit by, or the charge to the net capital requirements of, the Underwriters; (iii) the establishment of a general banking moratorium by Federal or New York authorities;
          (iv) any major financial crisis or material disruption in commercial banking or securities clearance services in the United States; or (v) any outbreak of hostilities or the declaration of a war directly involving the United States of America, or the occurrence of any other national or international calamity, crisis or emergency, or the escalation of any of the above or any conflict involving the armed forces of the United States of America, on or after the date of this Bond Purchase Agreement.

     (d) On or prior to the Closing Date, the Underwriters shall have received the following documents, in each case satisfactory in form and substance to the Underwriters and to their counsel:

          (1) Three copies of the Official Statement executed on behalf of the Authority by its Chairman or President;

          (2) Executed counterparts of the Auction Agreement, the Broker-Dealer Agreement, the Remarketing Agreement, the Tax Regulatory Agreement, the Company's Disclosure Certificate and the Bond Purchase Trust Agreement;

          (3) The Indenture executed on behalf of the Authority and the Trustee;

          (4) The Participation Agreement executed on behalf of the Authority and the Company;

          (5)  An executed copy of the Insurance Policy;

          (6) A certificate of the Authority, dated the Closing Date, signed by an authorized officer of the Authority, to the effect that (i) each of the representations and warranties of the Authority contained in Section 5 hereof is true and correct on and as of the Closing Date as if such representations and warranties had been made on and as of the Closing Date, (ii) the Authority has complied with all the terms of this Bond Purchase Agreement, the Participation Agreement, the Indenture and the Tax Regulatory Agreement to be complied with by it prior to or on the Closing Date and (iii) the Authority is aware of no event of default that has occurred and is continuing under the Indenture or the Participation Agreement;

          (7) Arbitrage certifications executed by appropriate officers of the Authority and the Company;

          (8) A certificate of the Company, dated the Closing Date, signed by the Chairman of the Board, the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company, to the effect that (i) each of the representations and warranties of the Company contained in Section 6 hereof is true and correct on and as of the Closing Date as if such representations and warranties had been made on and as of the Closing Date, (ii) the Company has duly complied with all the terms of this Bond Purchase Agreement, the Auction Agreement, the Broker-Dealer Agreement, the Remarketing Agreement, the Company's Disclosure Certificate, the Tax Regulatory Agreement, the Company Note and the Participation

               Agreement to be complied with by it, and has satisfied all conditions on its part to be satisfied, prior to or on the Closing Date, (iii) the Company is aware of no event of default that has occurred and is continuing under the Indenture, the Participation Agreement or the Tax Regulatory Agreement and (iv) as of the Closing Date, there has been no material adverse change (whether or not arising from transactions in the ordinary course of business) in the business, properties, condition (financial or otherwise) or operations of the Company from that set forth in or contemplated by the Official Statement;

          (9) Opinions, dated the Closing Date, of (i) Hawkins Delafield & Wood LLP, Bond Counsel, addressed to the Underwriters and (A) in substantially the form attached to the Official Statement as Appendix B, and (B) in the form attached hereto as Exhibit A;
               (ii) Counsel of the Company, (A) addressed to the Underwriters and in substantially the form attached hereto as Exhibit B, together with reliance letters addressed to the Authority, the Trustee and the Insurer, and (B) addressed to the Authority and Bond Counsel with respect to tax covenants of the Company; (iii) Roger D. Avent, Esq., General Counsel of the Authority, addressed to the Underwriters and in substantially the form attached hereto as Exhibit C, and (iv) Counsel to the Insurer, addressed to the Underwriters, the Authority and the Company, which opinion authorizes the Trustee and Paying Agent and the Rating Agencies to rely thereon as though such opinion were addressed to them, and in substantially the form attached hereto as Exhibit D; in each case with such changes from such respective forms as the Underwriters shall approve;

          (10) An opinion or opinions, dated the Closing Date, addressed to the Underwriters, of Pillsbury Winthrop Shaw Pittman LLP, as counsel for the Underwriters, with respect to the issue and sale of the Bonds, the Official Statement and other related matters as the Underwriters may require;

          (11) A letter from Deloitte & Touche LLP, addressed to the Underwriters and the Company and dated the Closing Date that sets forth certain procedures which were agreed to by the Underwriters;

          (12) Evidence that the Approvals have been obtained and are in full force and effect or have been duly waived;

          (13) A letter from each Rating Agency verifying its rating of the Bonds as "AAA" or "Aaa" or such other evidence of the rating as is deemed acceptable by the Underwriters;

          (14) Such additional certificates, proceedings, opinions, instruments or documents as the Underwriters or counsel to the Underwriters may reasonably request in connection with the transactions contemplated by this Bond Purchase Agreement.

     (e) On or prior to the Closing Date, the Company shall have delivered to the Underwriters, by wire transfer of immediately available funds, the amounts representing the underwriting commission specified in Section 2 hereof in connection with the offering and sale of the Bonds.

     Delivery of the aforesaid documents shall be made at the offices of Hawkins Delafield & Wood LLP, 67 Wall Street, New York, New York. If the Authority or the Company shall be unable to satisfy the respective conditions to the obligations of the Underwriters contained in this Bond Purchase Agreement, or if the obligations of the Underwriters shall be terminated for any reason permitted by this Bond Purchase Agreement, the Underwriters may cancel this Bond Purchase Agreement. Upon any such cancellation, neither the Underwriters, the Authority nor the Company shall be under further obligation hereunder except as provided in Sections 10 and 11 hereof.

     9. Supplements or Amendments to Official Statement. The Authority will not adopt any amendment of or supplement to the Official Statement to which the Underwriters or the Company shall reasonably object in writing. During the underwriting period, if any event shall occur as a result of which it is necessary, in the opinion of the Underwriters or counsel to the Underwriters, to amend or supplement the Official Statement so that it will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Official Statement is delivered to a purchaser or a potential purchaser, not misleading, the Authority and the Company will cooperate, at the request of the Underwriters, in the prompt preparation and delivery to the Underwriters, at the Company's expense (or at the expense of the Broker-Dealers if such amendment or supplement is required to update the statements contained under the heading "THE AUCTION RATE BONDS-Special Considerations Relating to the Auction Rate Bonds Bearing Interest at Auction Period Rates--The SEC is Reviewing Broker-Dealer Practices in the Market for Auction-Rate Securities"), of either amendments or supplements to the Official Statement so that the statements in the Official Statement as so amended or supplemented will not, in the light of the circumstances when the Official Statement is delivered to a purchaser or a potential purchaser, be misleading.

     10. Expenses. The Underwriters shall be under no obligation to pay, and the Company shall pay, any expenses incident to the performance of the obligations of the Authority and the Company under this Bond Purchase Agreement and to the sale and delivery of the Bonds to the Underwriters, including, but not limited to: (i) the cost of the preparation and printing of the Indenture, the Auction Agreement, the Broker-Dealer Agreement, the Remarketing Agreement, the Company's Disclosure Certificate, the Participation Agreement, the Tax Regulatory
Agreement, the Company Note, the Official Statement and any supplements or amendments to either thereof, the Bonds and this Bond Purchase Agreement and all other agreement and documents contemplated hereby, (ii) the reasonable fees and disbursements of Hawkins Delafield & Wood LLP, Bond Counsel, (iii) reimbursement to the Underwriters for their incremental costs in arranging payment for the Bonds in immediately available funds, (iv) the Bond Market Association filing fee in connection with the Bonds, (v) any fees and disbursements of the Trustee and the Auction Agent, including the reasonable fees and disbursements of counsel to the Trustee and the Auction Agent and (vi) the reasonable fees and disbursements of counsel for the Underwriters, including, without limitation, those incurred in connection with the qualification of the Bonds for sale, and the determination of their eligibility for investment, under the laws of various jurisdictions and the preparation of the Blue Sky Memorandum. In the event the Bonds are not purchased by the Underwriters, the Company shall pay the reasonable fees and expenses of counsel to the Underwriters and the reasonable fees and disbursements of Hawkins Delafield & Wood LLP, Bond Counsel. The Underwriters shall pay (i) all advertising expenses in connection with any offering of the Bonds and (ii) all other expenses incurred by it in connection with the offering and distribution of the Bonds.

     11. Indemnification. (a) To the extent permitted by law, the Company shall indemnify and hold harmless the Authority, any Underwriters, each of their respective members, directors, officers, employees and agents and each person, if any, who controls the Authority or any Underwriter within the meaning of
Section 15 of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified party may become subject under any statute or at law or in equity or otherwise, and shall reimburse any such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating any claims and defending any actions, insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Official Statement, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon the Authority Information, DTC Information, the Insurer Information, the Underwriters Information or under the heading "TAX MATTERS" contained in the Official Statement.

     (b) Each Underwriter agrees severally and not jointly to indemnify and hold harmless the Authority, the Company, each of their respective members, directors, officers and employees, and each person, if any, who controls the Authority or the Company within the meaning of
          Section 15 of the Securities Act to the same extent as the foregoing indemnity from the Company to the Authority and the Underwriters, but only insofar as losses, claims, damages, liabilities or expenses are caused by any untrue statement or omission or alleged untrue statement or omission based upon the Underwriters Information contained in the Official Statement, or in any amendment thereof or supplement thereto.

     (c)  Promptly after receipt by an indemnified party under subsection (a) or
          (b) of this Section 11 of notice of the commencement of any action, and as a condition to indemnification under this Section 11, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 11. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled, at its own expense, to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 11 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

     (d) If the indemnification provided for in this Section 11 is applicable in accordance with its terms but for any reason is held to be unavailable to or insufficient to hold an indemnified party harmless under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the Company and the Underwriters shall contribute to the amount paid or payable by such indemnified party as a result of said losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Bonds to which said loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then the Company and the Underwriters shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in said losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the true or allegedly untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by the indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Underwriters shall not be required to contribute any amount in excess of the amount by which the underwriting discounts and commissions received by it exceeds the amount of any damages that said Underwriters has otherwise been required to pay by reason of said untrue or allegedly untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of the fraudulent misrepresentation. The foregoing provisions regarding contribution shall apply except as otherwise required by applicable law.

     12. Notices. Any notice or other communication to be given to the Authority or the Company under this Bond Purchase Agreement may be given by delivering the same in writing at such party's address set forth above, in the case of the Authority, to the attention of the President, and, in the case of the Company, to The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York at One MetroTech Center, Brooklyn, New York 11201-3851, Attention: Stephen McCaffrey, and any notice or other communication to be given to the Underwriters under this Bond Purchase Agreement may be given by delivering the same in writing to Goldman, Sachs & Co. at 85 Broad Street, 24th Floor, New York, New York 10004,
Attention: R. Thornton Lurie, Vice President; BNY Capital Markets, Inc. at One Wall Street, New York, New York 10286, Attention: Daniel C. de Menocal, Managing Director; Sovereign Securities Corporation, LLC at 1500 Market Street, Center Square Concourse, Philadelphia, Pennsylvania 19102, Attention: Robert Bahara, Managing Director; and The Williams Capital Group, L.P. at 650 Fifth Avenue, 10th Floor, New York, New York 10286, Attention: Jonathan Levin, Principal.

     13. Parties in Interest; Survival of Representations and Warranties; Survival of Obligations Under Section 11 Hereof. This Bond Purchase Agreement is made solely for the benefit of the Authority, the Company and the Underwriters (including the successors or assigns of the Underwriters) and no other person shall acquire or have any right hereunder or by virtue hereof. All the representations, warranties and agreements of the parties hereto contained in this Bond Purchase Agreement shall remain operative and in full force and effect, regardless of (i) any investigations made by or on behalf of the Underwriters, the Authority or the Company, (ii) delivery of and payment for the Bonds hereunder and (iii) any termination of this Bond Purchase Agreement. The obligations of the Company and the Underwriters under Section 11 hereof shall remain operative and in full force and effect, regardless of (i) delivery of and payment for the Bonds hereunder and (ii) any termination of this Bond Purchase Agreement.

     14. Remarketing Agent. Goldman, Sachs & Co. hereby accepts appointment as Remarketing Agent for the Bonds and agrees to serve as such under the terms and provisions of the Indenture, subject to the execution and delivery of a remarketing agreement with the Company in customary form.

     15. Governing Law. This Bond Purchase Agreement shall be governed by and construed in accordance with the law of the State of New York.

     16. Headings. The headings of the sections of this Bond Purchase Agreement are inserted for convenience only and shall not be deemed to be a part hereof.

     17. Counterparts. This Bond Purchase Agreement may be executed in several counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same document.

     If you agree with the foregoing, please sign the enclosed counterpart of this letter and return it to the Underwriters, whereupon this letter shall become a binding agreement between you and the Underwriters.


                                        GOLDMAN, SACHS & CO.
                                        BNY CAPITAL MARKETS, INC.
                                        SOVEREIGN SECURITIES CORPORATION, LLC
                                        THE WILLIAMS CAPITAL GROUP, L.P.

                                        By: GOLDMAN, SACHS & CO.

                                        /s/
                                        ------------------------------
                                           (Goldman, Sachs & Co.)




The foregoing Bond Purchase Agreement is hereby accepted as of the date first above written

NEW YORK STATE ENERGY RESEARCH
AND DEVELOPMENT AUTHORITY


By:    /s/
       --------------
Name:  Peter R. Smith
Title: President

THE BROOKLYN UNION GAS COMPANY
d/b/a KEYSPAN ENERGY DELIVERY NEW YORK


By:    /s/
       ------------------
Name:  Michael J. Taunton
Title: Senior Vice President & Treasurer

                                                                       EXHIBIT A

                               Form of Opinion of
                   Hawkins Delafield & Wood LLP, Bond Counsel

                                                                November 1, 2005

New York State Energy Research
  and Development Authority
17 Columbia Circle
Albany, New York  12203-6399

Goldman, Sachs & Co.
85 Broad Street, 24th Floor
New York, New York  10004

BNY Capital Markets, Inc.
One Wall Street
New York, New York  10286

Sovereign Securities Corporation, LLC
1500 Market Street
Center Square Concourse
Philadelphia, Pennsylvania  19102

The Williams Capital Group, L.P.
650 Fifth Avenue, 10th Floor
New York, New York  10286

Ladies and Gentlemen:

     In connection with the issuance of $55,000,000 aggregate principal amount of Gas Facilities Revenue Bonds (The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York Project), 2005 Series B (the "Bonds") issued by New York State Energy Research and Development Authority (the "Authority"), a body corporate and politic constituting a public benefit corporation created by the State of New York, which Bonds are being purchased by you pursuant to a Bond Purchase Agreement, dated October 26, 2005 (the "Bond Purchase Agreement"), with the Authority and The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York (the "Company"), we have examined:

     (a) A copy of the Indenture of Trust dated as of November 1, 2005, herein called the "Indenture" between the Authority and Citibank, N.A., as trustee, pursuant to which the Bonds are outstanding and are secured;

     (b) A copy of the Official Statement of the Authority, dated October 19, 2005, relating to the Bonds, excluding each of Appendix A, Appendix D and Appendix E thereto (the "Official Statement");

     (c)  A copy of the Bond Purchase Agreement;

     (d) A copy of the Participation Agreement relating to the Bonds dated as of November 1, 2005, between the Authority and the Company (the "Participation Agreement");

     (e)  A copy  of the Tax  Regulatory  Agreement,  dated  November  1,  2005,
          between  the   Authority   and  the  Company   (the  "Tax   Regulatory
          Agreement");

     (f) A copy of the municipal bond new issue insurance policy issued by the Insurer;

and such documents, proceedings and matters of law which we have considered necessary to enable us to render this opinion. We have assumed but have not independently verified that the signatures on all documents and certificates that we have examined were genuine. We have further assumed for the purposes of the opinions expressed below that the Bond Purchase Agreement has been duly authorized, executed and delivered by each party thereto, other than the Authority.

     In accordance with our understanding with the Authority and as its Bond Counsel, we rendered legal advice and assistance to the Authority in connection with the preparation of the Official Statement. Rendering such advice and assistance involved, among other things, discussions and inquiries concerning various legal and related subjects, and reviews of and reports on certain documents and proceedings. We also participated in conferences with representatives of the Authority, the Company and its counsel and representatives of the Underwriters and their counsel, during which the contents of the Official Statement and related matters were discussed and reviewed. Based upon such advice, assistance and participation, we are of the opinion that the summaries contained in the Official Statement relating to the Bonds under the captions entitled "THE AUTHORITY," "SECURITY AND SOURCES OF PAYMENT," "THE AUCTION RATE BONDS" (including all sections referenced therein, but with the exception of the information therein under the subheading "Securities Depository" and under the subheading "Special Considerations Relating to the Auction Rate Bonds Bearing Interest at Auction Period Rates--The SEC is Reviewing Broker-Dealer Practices in the Market for Auction-Rate Securities"), "ALTERNATIVE INTEREST RATE MODES; MANDATORY TENDER FOR PURCHASE," "REDEMPTION," "THE PARTICIPATION AGREEMENT," "THE TAX REGULATORY AGREEMENT," "THE INDENTURE" and "TAX MATTERS" accurately and fairly present in all material respects the information purported to be set forth in such summaries and nothing has come to our attention which causes us to believe that such information in the Official Statement at the time the Authority authorized its use and executed it on October 19, 2005, did, and as it may have been amended or supplemented, does, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made in such summaries, in light of the circumstances under which they were made, not misleading.

     We are further of the opinion that:

     (1) The Authority has the right and power under the New York State Energy Research and Development Authority Act (Title 9 of Article 8 of the Public Authorities Law of New York, as amended) to enter into and perform its obligations under the Bond Purchase Agreement, and the Bond Purchase Agreement has been duly authorized, executed, and delivered by the Authority and constitutes a valid and binding obligation on the part of the Authority in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other laws or judicial decisions or principles of equity relating to or affecting the enforcement of creditors' rights or contractual obligations generally.

     (2)  The Bonds are  exempted  securities  within  the  meaning  of  Section
          3(a)(2) of the Securities Act of 1933, as amended, and Section 304(a)(4) of the Trust Indenture Act of 1939, as amended.

     (3) It is not necessary in connection with the offering and sale of the Bonds to the public to register any security under the Securities Act of 1933, as amended, or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

     We hereby confirm our consent to the references to us in the Official Statement under the heading "LEGAL OPINIONS."



                                                     Very truly yours,

                                                                       EXHIBIT B

                               Form of Opinion of
                             Counsel to the Company

                                                                November 1, 2005

Goldman, Sachs & Co.
85 Broad Street, 24th Floor
New York, New York  10004

BNY Capital Markets, Inc.
One Wall Street
New York, New York  10286

Sovereign Securities Corporation, LLC
1500 Market Street
Center Square Concourse
Philadelphia, Pennsylvania  19102

The Williams Capital Group, L.P.
650 Fifth Avenue, 10th Floor
New York, New York  10286

Ladies and Gentlemen:

     I am General Counsel to The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York (the "Company") and as such have the general supervision of the Company's legal affairs and the personnel of the Company's Law Department. I and other members of the Company's Law Department have represented the Company in connection with the issue and sale of $55,000,000 aggregate principal amount of Gas Facilities Revenue Bonds (The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York Project), 2005 Series B (the "Bonds"), of New York State Energy Research and Development Authority (the "Authority") and the concurrent issue and delivery by the Company of its related promissory note (the "Note") pursuant to the Participation Agreement dated as of November 1, 2005, herein called the "Participation Agreement," between the Authority and the Company, and the execution and delivery by the Company of the Bond Purchase Agreement dated October 26, 2005 (the "Bond Purchase Agreement") among you, the Authority and the Company. The terms "Official Statement," "Indenture," "Insurance Policy," "Remarketing Agreement," "Insurance Agreement," "Company's Disclosure Certificate," "Auction Agreement," "Broker-Dealer Agreements" and "Tax Regulatory Agreement" are used in this opinion with the respective meanings assigned to such terms in the Bond Purchase Agreement.

     We have examined the Participation Agreement, the Note, the Indenture, the Tax Regulatory Agreement, the Bond Purchase Agreement, the Official Statement, the Insurance Policy, the Insurance Agreement, the Company's Disclosure Certificate, the Auction Agreement, the Broker-Dealer Agreements, the Remarketing Agreement and such other documents, and have discussed the foregoing documents and such other matters, with such personnel of the Company's Law

Department and such officials of the Company, as I consider necessary and appropriate to enable me to express the opinions stated in this letter.

     I have assumed, with your consent, for the purposes of the opinions expressed in this letter that the Participation Agreement, the Indenture, the Tax Regulatory Agreement, the Insurance Policy, the Insurance Agreement, the Auction Agreement, the Broker-Dealer Agreements, the Remarketing Agreement and the Bond Purchase Agreement have been duly authorized, executed and delivered by each party thereto, other than the Company.

     Based upon the foregoing, it is my opinion that:

          (a) the Company has been duly incorporated and is in good standing under the laws of the State of New York, has corporate power and authority to own its properties and to conduct its business and, except as described in the Official Statement, to the best of my knowledge, possesses all material licenses and approvals necessary for the conduct of its business;

          (b) the Company has corporate power and authority to execute and deliver, and to take all actions required or permitted to be taken by the Company by or under, and to perform and observe the covenants and agreements on its part contained in the Bond Purchase Agreement, the Participation Agreement, the Note, the Tax Regulatory Agreement, the Insurance Agreement, the Auction Agreement, the Broker-Dealer Agreements, the Company's Disclosure Certificate, and the Remarketing Agreement;

          (c) the Company has duly taken all corporate action necessary to be taken by it prior to the date hereof for the authorization of: (i) the execution, delivery and performance by the Company of the Bond Purchase Agreement, the Participation Agreement, the Note, the Tax Regulatory
     Agreement, the Insurance Agreement, the Auction Agreement, the Broker-Dealer Agreements, the Company's Disclosure Certificate, and the Remarketing Agreement, (ii) the distribution of the Official Statement and
     (iii) the carrying out, giving effect to, consummation and performance by the Company of the transactions and obligations contemplated by the Bond Purchase Agreement, the Participation Agreement, the Note, the Insurance Policy, the Insurance Agreement, the Auction Agreement, the Broker-Dealer Agreements, the Company's Disclosure Certificate, the Tax Regulatory Agreement, the Remarketing Agreement and the Official Statement; provided, that no opinion is expressed with respect to compliance with the securities or "Blue Sky" laws of the various states of the United States;

          (d) the Bond Purchase Agreement, the Participation Agreement, the Note, the Tax Regulatory Agreement, the Insurance Agreement, the Auction Agreement, the Broker-Dealer Agreements, the Company's Disclosure Certificate, and the Remarketing Agreement have been duly executed and delivered by the Company and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors' rights or contractual obligations generally or by principles of equity (regardless of whether such principles are considered in a proceeding at law or in equity) and except as rights of indemnification under the Bond Purchase Agreement or the Remarketing Agreement may be limited by principles of public policy;

          (e) the execution and delivery by the Company of the Bond Purchase Agreement, the Participation Agreement, the Note, the Tax Regulatory
     Agreement, the Insurance Agreement, the Auction Agreement, the Broker-Dealer Agreements, the Company's Disclosure Certificate, and the Remarketing Agreement, the compliance by the Company with the terms, conditions or provisions thereof, and the consummation by the Company of the transactions therein contemplated do not and will not violate any existing New York or federal law or regulation, or contravene the Certificate of Incorporation or by-laws of the Company, or, to the best of my knowledge, any rule, order, writ, injunction or decree of any court, federal or state regulatory body, administrative agency or other governmental body applicable to the Company, or result in a breach of any of the terms, conditions or provisions of, or constitute a default under any mortgage, indenture, agreement or instrument to which the Company is a party or by which it or any of its properties is bound and of which I have knowledge, or, to the best of my knowledge, result in the creation or imposition of any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company;

          (f) on and as of the date hereof, all authorizations, consents and approvals of, notices to, registrations or filings with, or actions in respect of, any governmental body, agency, regulatory authority or other instrumentality or court required to be obtained, given or taken on behalf of the Company in connection with the procurement of the Insurance Policy and the execution and delivery of, and performance by the Company of its obligations under, the Bond Purchase Agreement, the Participation Agreement, the Note, the Tax Regulatory Agreement, the Insurance Agreement, the Auction Agreement, the Broker-Dealer Agreements, the Company's Disclosure Certificate, and the Remarketing Agreement, including, without limitation, orders of the Public Service Commission of the State of New York, have been obtained, given or taken and are in full force and effect, provided that no opinion is expressed with respect to compliance with the securities or "Blue Sky" laws of the various states of the United States;

          (g) the Company has not received notice of process in any action, suit, proceeding, inquiry or investigation before or by any court, public board or body, other than as described in the Official Statement, pending against or affecting the Company, nor, to the best of my knowledge, and except as may be set forth in the Official Statement, is any such action, suit, proceeding, inquiry or investigation pending or threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other) or results of operations of the Company or the transactions contemplated by the Bond Purchase Agreement, the Participation

     Agreement,  the Note, the  Indenture,  the Tax  Regulatory  Agreement,  the
     Insurance Policy, the Insurance Agreement, the Auction Agreement, the Broker-Dealer Agreements, the Company's Disclosure Certificate, or the Remarketing Agreement, or which would adversely affect the validity or enforceability of, or the authority of the Company to perform its obligations under, the Bond Purchase Agreement, the Participation Agreement, the Note, the Tax Regulatory Agreement, the Insurance Agreement, the Auction Agreement, the Broker-Dealer Agreements, the Company's
     Disclosure Certificate, or the Remarketing Agreement, or materially adversely affect the ability of the Company to perform its obligations thereunder;

          (h) the Company is not in default under any indenture or other agreement or instrument governing outstanding indebtedness issued by the Company nor, to the best of my knowledge, has any event occurred and is continuing which with notice or the passage of time or both would constitute a default under any such document;

          (i) the statements contained in the Official Statement under the headings "Introductory Statement," "Use of Proceeds," "The Project," "Security and Sources of Payment," "The Auction Rate Bonds" (other than statements (i) under the subheading "--Securities Depository" and (ii) under the subheading "--Special Considerations Relating to the Auction Rate Bonds Bearing Interest at Auction Period Rates--The SEC is Reviewing Broker-Dealer Practices in the Market for Auction-Rate Securities"), "Alternative Interest Rate Modes; Mandatory Tender for Purchase," "Redemption," "The Insurance Policy," "The Insurance Agreement," "The Participation Agreement," "The Tax Regulatory Agreement," "The Indenture," "Continuing Disclosure Certificate" and "Underwriting," insofar as such statements summarize the terms and provisions of the documents referred to therein, present an accurate summary of such terms and provisions;

          (j) the Bonds are exempted securities under the Securities Act of 1933, as amended (the "Securities Act"), and the offer and sale thereof do not require registration under the Securities Act or qualification of the Indenture under the Trust Indenture Act of 1939, as amended.

     In expressing the opinion in paragraph (j) of this letter I have relied, with your approval, upon the opinion of even date herewith, addressed to the Company, of Hawkins Delafield & Wood LLP with respect to the treatment of the Bonds under the Internal Revenue Code of 1954.

     Additionally, I advise you that, without having undertaken to determine independently the accuracy or completeness of the statements contained in the Official Statement, except as set forth above, nothing has come to my attention in the course of my participation in the preparation of the Official Statement and in the transactions contemplated thereby, or in the performance of my duties as General Counsel to the Company or otherwise, that would lead me to believe that, as of its date or as of the date hereof, the Official Statement, contained or contains any untrue or misleading statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     I am a member of the Bar of the State of New York and I do not express any opinion herein concerning any law other than the law of the State of New York and the federal laws of the United States.

     I hereby confirm my consent to the use of my name in the Official Statement under the caption "Legal Opinions."

                                                     Very truly yours,

                                                                      EXHIBIT C

                       Form of Opinion of Roger D. Avent,
                        General Counsel of the Authority

                                                                November 1, 2005

Goldman, Sachs & Co.
85 Broad Street, 24th Floor
New York, New York  10004

BNY Capital Markets, Inc.
One Wall Street
New York, New York  10286

Sovereign Securities Corporation, LLC
1500 Market Street
Center Square Concourse
Philadelphia, Pennsylvania  19102

The Williams Capital Group, L.P.
650 Fifth Avenue, 10th Floor
New York, New York  10286

Ladies and Gentlemen:

     I am General Counsel of New York State Energy Research and Development Authority (the "Authority") and have acted as such in connection with the issuance of $55,000,000 aggregate principal amount of Gas Facilities Revenue Bonds (The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York Project), 2005 Series B (the "Bonds") by you pursuant to a Bond Purchase Agreement dated October 26, 2005, among the Authority, The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York (the "Company"), and you (the "Bond Purchase Agreement"). I have examined, or supervised the examination of,
(i) the Bond Resolution No. 1094 adopted by the Authority on September 19, 2005 relating to the Bonds (the "Resolution"), (ii) the Indenture of Trust, dated as of November 1, 2005, between Citibank, N.A., as trustee (the "Trustee") and the Authority, relating to the Bonds (the "Indenture"), (iii) the Participation
Agreement, dated as November 1, 2005, between the Company and the Authority, relating to the Bonds (the "Participation Agreement"), (iv) the Bond Purchase Agreement, relating to the Bonds, (v) the Bond Purchase Trust Agreement, dated as of November 1, 2005, between the Authority and Citibank, N.A., as Registrar and Paying Agent, relating to the Bonds (the "Bond Purchase Trust Agreement"),
(vi) the Tax Regulatory Agreement, dated as of the date hereof, between the Authority and the Company, relating to the Bonds (the "Tax Regulatory Agreement"), (vii) the Official Statement dated October 19, 2005, relating to the Bonds (the "Official Statement"), excluding the Appendices thereto, and
(viii) such further documents, and have made such further investigation, as I have deemed necessary to render the opinions set forth below.

     I have assumed, with your consent, for the purposes of the opinions expressed in this letter that the Participation Agreement, the Indenture, the

Tax Regulatory Agreement, the Bonds, the Bond Purchase Trust Agreement, and the Bond Purchase Agreement have been duly authorized, executed, and delivered by each party thereto, other than the Authority.

         Based on the foregoing, it is my opinion that:

     1. The Authority is a body corporate and politic, constituting a public benefit corporation under the laws of the State of New York. The Authority is empowered by the provisions of the New York State Energy Research and Development Authority Act, Title 9 of Article 8 of the Public Authorities Law of the State of New York (the "Act"), to issue the Bonds, to cause the Company to deliver the Company Obligation (as defined in the Indenture) to the Trustee, to assign and pledge to the Trustee certain of the Authority's rights under the Participation Agreement, as security for payment of the principal of and premium, if any, and interest on the Bonds, and to enter into and perform its obligations under the Bond Purchase Agreement, the Indenture, the Participation Agreement, the Bond Purchase Trust Agreement, the Tax Regulatory Agreement, and any other instrument or agreement to which the Authority is a party and which has been executed in connection with the transactions contemplated by the documents identified in the introductory paragraph of this opinion in order to accomplish the foregoing actions.

     2. The Authority has full power and authority to execute and deliver the Bond Purchase Agreement, the Tax Regulatory Agreement, the Participation Agreement, the Bond Purchase Trust Agreement, and the Indenture, and to take all actions required or permitted to be taken by the Authority by or under, and to perform and observe the covenants and agreements on its part contained in, the Bond Purchase Agreement, the Indenture, the Participation Agreement, the Bond Purchase Trust Agreement, the Tax Regulatory Agreement, and any other instrument or agreement relating thereto to which the Authority is a party, and the Authority has complied with all provisions of applicable law, including the Act, in all matters related to such actions.

     3. The Authority has duly authorized and has taken all action necessary to be taken by it or on its behalf for: (i) the offering and sale of the Bonds upon the terms and conditions and for the purposes set forth in the Bond Purchase Agreement and in the Official Statement; (ii) the execution, delivery, and performance of the Bond Purchase Agreement, the Indenture, the Participation Agreement, the Tax Regulatory Agreement, the Bond Purchase Trust Agreement, and any and all such other agreements and documents as may be required to be executed, delivered, and performed by the Authority to carry out, give effect to, and consummate the transactions provided for in the Bond Purchase Agreement, the Indenture, the Tax Regulatory Agreement, the Participation Agreement, the Bond Purchase Trust Agreement, and the Official Statement; (iii) the approval, execution, delivery, and distribution of the Official Statement; and (iv) the carrying out, giving effect to, consummation, and performance of the transactions and obligations contemplated by the Bond Purchase Agreement and by the Official Statement; provided that no opinion is expressed with respect to compliance with the securities or "Blue Sky" laws of the various states of the United States.

     4. The Indenture constitutes a pledge and assignment to the Trustee of substantially all of the Authority's rights and interest under the Participation Agreement, the Company Obligation, and the Tax Regulatory Agreement, all for the benefit of the holders from time to time of the Bonds. I have caused financing statements with respect to such pledge and assignment to be filed in proper form pursuant to the New York State Uniform Commercial Code, in the office of the Secretary of State of the State of New York.

     5. The Bonds have been duly authorized, executed, issued, and delivered, and constitute valid and binding limited obligations of the Authority enforceable in accordance with their terms and the terms of the Indenture and entitled to the benefits and security of such Indenture, the Participation Agreement, the Bond Purchase Trust Agreement, the Company Obligation, and the Act, except to the extent enforcement thereof may be limited by bankruptcy, insolvency, moratorium, reorganization, or similar laws affecting creditors' rights. The Indenture, the Participation Agreement, the Tax Regulatory Agreement, the Bond Purchase Trust Agreement, and the Bond Purchase Agreement have been duly authorized, executed, and delivered by the Authority and constitute legal, valid, and binding obligations of the Authority, enforceable in accordance with their terms except to the extent enforcement thereof may be limited by bankruptcy, insolvency, moratorium, reorganization, or other similar laws affecting creditors' rights.

     6.  The  execution   and  delivery  of  the  Official   Statement  and  the
authorization, execution, delivery, and performance of the Bond Purchase Agreement, the Indenture, the Participation Agreement, the Tax Regulatory Agreement, the Bond Purchase Trust Agreement, and the other agreements provided for in the Bond Purchase Agreement and compliance with the provisions thereof do not and will not conflict with or constitute on the part of the Authority a breach of or a default under any existing constitutional provision or law, court, or administrative regulation, rule, decree or order, or any rule, regulation, or by-law of the Authority, or so far as I am aware after having made a reasonable investigation, any agreement, indenture, mortgage, lease, or other instrument to which the Authority or any of its officers in his or her respective capacity as such is subject or by which the Authority or any of its properties or any such officer is bound.

     7. The approval or waiver of approval has been obtained from the Governor of the State of New York, and approval has been obtained from the Commissioner of Taxation and Finance, the State Comptroller, and the New York State Public Authorities Control Board. No other authorization, consent, or approval of, notice to, registration or filing with, or action in respect of any governmental body, agency, or other instrumentality or court is required to be obtained, given, or taken on behalf of the Authority in connection with the execution, delivery, and performance by the Authority of the Bond Purchase Agreement, the Indenture, the Participation Agreement, the Tax Regulatory Agreement, the Bond Purchase Trust Agreement, the Official Statement, and any other agreement or instrument to which the Authority is a party and which has been executed in connection with the consummation of the transactions contemplated thereby; provided that no opinion is expressed with respect to compliance with the securities or "Blue Sky" laws of the various states of the United States.

     8. The statements made in the Official Statement under the heading "THE AUTHORITY", insofar as such statements purport to describe the Authority, present a fair and accurate description thereof.

     There is no action, suit, proceeding, inquiry, or investigation at law or in equity, or before or by any court, public board or body, pending, or, to the best of my knowledge, threatened against or affecting the Authority, wherein an unfavorable decision, ruling, or finding would adversely affect the transactions on the part of the Authority provided for by the Bond Purchase Agreement, the Bonds, the Participation Agreement, the Tax Regulatory Agreement, the Bond Purchase Trust Agreement, or the Indenture or the validity or enforceability of the Bonds, the Indenture, the Participation Agreement, the Tax Regulatory Agreement, the Bond Purchase Trust Agreement or any agreement or instrument to which the Authority is a party and which is used or contemplated for use in the consummation of the transaction provided for in the Bond Purchase Agreement.

                                   Sincerely,


                                   Roger D. Avent
                                   General Counsel

                                                                      EXHIBIT D

FGIC

November 1, 2005


The Brooklyn Union Gas Company             Sovereign Securities Corporation, LLC
d/b/a KeySpan Energy Delivery New York     1500 Market Street
One MetroTech Center                       Center Square Concourse
Brooklyn, New York 11201-3851              Philadelphia, Pennsylvania 19102

New York State Energy Research             The Williams Capital Group, L.P.
  and Development Authority                650 Fifth Avenue, 10th Floor
17 Columbia Circle                         New York, New York 10286
Albany, New York 12203-6399

Goldman, Sachs & Co.                       Citibank, N.A., as Trustee
85 Broad Street, 24th Floor                388 Greenwich Street, 14th Floor
New York, New York 10004                   New York, New York 10013

BNY Capital Markets, Inc.
One Wall Street
New York, New York 10286


Re: $55,000,000 in the aggregate principal amount of the New York State Energy Research and Development Authority Gas Facilities Revenue Bonds (The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York Project), 2005 Series B (the "Bonds")
--------------------------------------------------------------------------------


Ladies and Gentlemen:

I am Counsel of Financial Guaranty Insurance Company ("Financial Guaranty"), and have been requested to render an opinion concerning the issuance by Financial Guaranty of its Municipal Bond New Issue Insurance Policy (the "Policy") in connection with the issuance of the Bonds. I have examined such documents and records as I have deemed relevant for purposes of this opinion, including (a) the Certificate of Incorporation of Financial Guaranty, including all amendments thereto, (b) the amended By-laws of Financial Guaranty as in effect on the date hereof, (c) the certificate of authority issued to Financial Guaranty by the Superintendent of Insurance of the State of New York, (d) the certificate of authority issued to Financial Guaranty by the Superintendent of Finance of the State of New York, (e) the executed Policy, (f) the statements in the Official Statement dated October 19, 2005 relating to the Bonds (the "Official
Statement")  under the caption  "THE  INSURANCE  POLICY"  and  Appendix D to the

FGIC
November 1, 2005
Page 2

Official Statement and (g) the Insurance Agreement dated November 1, 2005 (the "Insurance Agreement") between Financial Guaranty and The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York (the "Company").

On the basis of the foregoing, it is my opinion that:

     (1) Financial Guaranty is a stock insurance corporation validly existing and in good standing under the laws of the State of New York and qualified to do business therein and is licensed and authorized to issue its financial guaranty insurance policies, including the Policy, under the laws of the State of New York.

     (2) The Policy has been duly executed and is valid and binding upon Financial Guaranty and enforceable in accordance with its terms, subject to applicable laws affecting creditors' rights generally.

     (3) The execution and delivery by Financial Guaranty of the Policy, and the performance by Financial Guaranty of the terms thereof, will not: (i) conflict with any of the terms, conditions or provisions of (A) the Certificate of Incorporation of Financial Guaranty, including any amendments thereto, (B) the amended By-laws of Financial Guaranty as in effect on the date hereof, or (C) to my actual knowledge, any covenant contained in any contract, agreement or instrument to which Financial Guaranty is bound, which contract, agreement or instrument is material to the financial condition of Financial Guaranty; (ii) to my actual knowledge, constitute a default under any such contract, agreement or instrument or (iii) contravene any law or governmental regulation or order presently binding on Financial Guaranty the contravention of which would affect the validity and enforcement of the Policy.

     (4) The Insurance Agreement has been duly authorized, executed and delivered by Financial Guaranty and, assuming the due authorization, execution and delivery thereof by the Company, constitutes a valid and legally binding instrument of Financial Guaranty, enforceable against Financial Guaranty in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws affecting the enforcement of creditors' rights generally as such laws would apply in the event of the liquidation, conservation or rehabilitation of, or other similar occurrence with respect to, Financial Guaranty.

     (5) Financial Guaranty, as an insurance company, is not eligible for relief under the Federal Bankruptcy Laws. Any proceedings for the liquidation, conservation or rehabilitation of Financial Guaranty would be governed by the provisions of the Insurance Law of the State of New York.

     (6) The statements described above in the Official Statement relating to Financial Guaranty and the Policy accurately and fairly represent the summary information set forth therein and do not omit any material fact with respect to

FGIC
November 1, 2005
Page 3

the description of Financial Guaranty relative to the material terms of the Policy or the ability of Financial Guaranty to meet its obligations under the Policy. The form of Policy contained in Appendix D to the Official Statement is a true and complete copy of the form of the Policy.

     (7) The Policy  constitutes  an  "insurance  policy"  within the meaning of
Section 3(a)(8) of the Securities Act of 1933, as amended (the "Act") and is not required to be registered under the Act.

Very truly yours,



Carmen Tigreros
Counsel